                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of earliest event
  reported:  August 30, 2001


                                AMR CORPORATION
                                ---------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-8400                         75-1825172
         --------                    ------                         ----------
 (State of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)


                 4333 Amon Carter Blvd. Fort Worth, Texas 76155
                -----------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (817) 963-1234
                         -------------------------------
                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure

AMR Corporation is furnishing herewith a monthly update of certain data regarding its unit costs, capacity, traffic and fuel, and an updated fleet plan.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   AMR CORPORATION



                                                   /s/ Charles D. MarLett
                                                   ----------------------
                                                   Charles D. MarLett
                                                   Corporate Secretary



Dated:  August 30, 2001

AMR EAGLE EYE


                                                August 30, 2001


Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, earnings, and operational considerations, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, changes in commodity prices, the inability to successfully integrate the operations of TWA into those of American and to improve their profitability, higher than expected integration costs, and the inability to successfully integrate the workforce of TWA. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2000.



MONTHLY UPDATE

Attached is our monthly guidance on unit cost, fuel, traffic and capacity. As with recent month's update, we are now including information for TWA LLC and have included TWA in the AMR unit cost guidance.

As a follow-up to the recent series of aircraft retirement announcements, we have also attached an updated fleet plan for American and TWA LLC.

Please call if you have additional questions.




                                           Michael Thomas
                                           Director, Investor Relations

AMR EAGLE EYE

UNIT COSTS

              AMR CONSOLIDATED COST PER ASM (IN CENTS) INCLUDING TWA LLC

                                                             Actual    ---------------Forecast--------------
                                                              July         Aug         Sept         Oct
                          AMR Cost per ASM                    10.8        10.9         11.4        11.4


              AMERICAN MAINLINE OPERATIONS COST PER ASM (IN CENTS)

                                                             Actual    ---------------Forecast--------------
                                                              July         Aug         Sept         Oct

                          AA Cost per ASM                     10.6        10.7         11.0        11.0
                          Prior Year (2000) Restated*         10.3        10.4         10.6        11.0


              TWA LLC OPERATING COST PER ASM (IN CENTS)

                                                             Actual    ---------------Forecast--------------
                                                              July         Aug         Sept         Oct

                          TWA Cost per ASM                    9.5          9.9         11.0        11.4


CAPACITY, TRAFFIC AND FUEL

                                                             Actual    ---------------Forecast--------------
                                                              July         Aug         Sept         Oct
              AA MAINLINE OPS:
                          Capacity (yr/yr)                    1.6%        1.8%         2.7%        3.1%
                          Traffic (yr/yr)                    (2.2)%      (1.1)%       (2.2)%       0.4%

                          Fuel (cents/gal incl. tax)           83          82           82          82
                          Fuel Consumption (mil. gal.)        279         280          262         272

              AMERICAN EAGLE:
                          Capacity (yr/yr)                    7.6%        7.9%         8.6%       10.2%
                          Traffic (yr/yr)                     6.1%        4.4%         5.3%        7.4%

              TWA AIRLINES LLC:
                          Capacity (000,000) ASMs           3,045       2,922        2,529       2,523
                          Traffic (000,000) RPMs            2,261       2,118        1,647       1,692


* Certain airline related small businesses have been reclassified under American Mainline Operations (e.g. contract maintenance and magazine). As a result, we have provided restated numbers for 2000 on a comparable basis. Please note that this minor change does not impact AMR Consolidated numbers.

                     AMR FLEET SUMMARY YE 2000 TO YE 2003 *

AMERICAN AIRLINES
------------------------------------------------------------------------------------------------------------------------
                                       On Hand                       YOY Change                       On Hand
                                                  ------------------------------------------
Aircraft Type                          YE 2000         2001           2002         2003       YE 2002       YE 2003
------------------------------------------------------------------------------------------------------------------------
MD11                                      7            (7)                                       0             0
B777                                     27             13             5             2           45            47
B767-3ER                                 49                            5            10           54            64
B767-2ER                                 22                                                      22            22
A300 ER                                  10                                                      10            10
B767-200                                  8                                                      8             8
A300 2-Class                             25                                                      25            25
B757                                     102            16             7                        125           125
B737                                     51             26             28           12          105           117
B727                                     60            (22)           (30)          (8)          8             0
MD90                                      5            (5)                                       0             0
MD82/83/87                               276           (13)           (4)                       259           259
F100                                     75            (1)                                       74            74
------------------------------------------------------------------------------------------------------------------------
Total AA Fleet Inc./(Dec.)                              7              11           16           18            34
Total AA Fleet                           717           724            735           751         735           751
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Ex - TWA                              At Close                       YOY Change                       On Hand
                                                  ------------------------------------------
Aircraft Type                         09-Apr-01        2001           2002         2003       YE 2002       YE 2003
------------------------------------------------------------------------------------------------------------------------
B767-300ER                                9                           (3)           (6)          6             0
B757                                     27                                                      27            27
MD82/83                                  103                                                    103           103
B717                                     15             15                                       30            30
DC9                                      19            (11)           (8)                        0             0
------------------------------------------------------------------------------------------------------------------------
Total ex TWA Fleet Inc./(Dec.)                          4             (11)          (6)         (7)           (13)
Total ex TWA Fleet                       173           177            166           160         166           160
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                       On Hand                       YOY Change                       On Hand
                                                  ------------------------------------------
Aircraft Type                          YE 2000         2001           2002         2003       YE 2002       YE 2003
------------------------------------------------------------------------------------------------------------------------
Combined Fleet Inc/(Dec)                               184             0            10          184           194
Combined Fleet                           717           901            901           911         901           911
------------------------------------------------------------------------------------------------------------------------

AMERICAN EAGLE
------------------------------------------------------------------------------------------------------------------------
                                       On Hand                   YOY Change                   On Hand       On Hand
                                                  ------------------------------------------
Aircraft Type                          YE 2000         2001           2002         2003       YE 2002       YE 2003
------------------------------------------------------------------------------------------------------------------------
Saab 340                                 104           (5)            (15)         (15)          84            69
ATR-42                                   31            (1)            (3)           (7)          27            20
S-ATR                                    43                                                      43            43
------------------------------------------------------------------------------------------------------------------------
    Turboprop Totals                     178           (6)            (18)         (22)         154           132

Embraer ERJ-145                          50             6                          (11)          56            45
Embraer ERJ-135                          33             7                                        40            40
Embraer ERJ-140                           0             15             28           22           43            65
CRJ-700                                   0             3              8            11           11            22
------------------------------------------------------------------------------------------------------------------------
Total AE Fleet Inc./(Dec.)                              25             18            0           43            43
Total AE Fleet                           261           286            304           304         304           304
------------------------------------------------------------------------------------------------------------------------

* Summary includes firm aircraft orders and planned fleet retirements.